EXHIBIT 99.1

3/03 Exhibit 99.1

ABOUT FORWARD LOOKING STATEMENTS

This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements.

Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved.

Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.

OVERVIEW

CORPORATE PROFILE

Specialty Insurance since 1974
Based in Houston, Texas with international offices in Bermuda, Spain and the U.K.
Operations include Insurance Companies, Underwriting Agencies and Intermediaries
Rated A+ (Superior) by A.M. Best Company and
AA (Very Strong) by Standard & Poor's

CORPORATE PHILOSOPHY Long Term Growth of Shareholders' Equity Capital Preservation Diversification of Operations Conservative Investments Long Term Planning

GROWTH IN SHAREHOLDER'S EQUITY ($ in millions) 1996 $241 1998 $440 2000 $531 $882 2002

OPERATIONS

LINES OF BUSINESS Group Life & Health Global Financial Products General Aviation London Market Operations Other Specialty Operations

REVENUE DIVERSIFICATION Earned Premium Management Fee Income Commission Income Investment Income

$346 $474 $505 $669 Total Revenue REVENUE DIVERSIFICATION ($ in millions) 57% 68% 76% 80% Risk Bearing 1999 2000 2001 2003 Estimate 2002

ORGANIZATIONAL STRUCTURE

Houston Casualty

HCC Europe

HCC Life

HCC Specialty

U.S. Specialty

Avemco

Insurance Intermediaries

HCC Employee
Benefits

HCC Intermediaries

Rattner Mackenzie

Underwriting Agencies

ASU International

Dickson Manchester

HCC Benefits

HCC Global
Financial Products

Professional
Indemnity Agency

INSURANCE COMPANY OPERATIONS Capital Intensive Risk Bearing Capital Protection through Prudent Reinsurance Disciplined Underwriting

INSURANCE COMPANY PREMIUM ($ in millions) $140 1999 $284 2000 $373 2001 $546 2002 $730 2003 Estimate

UNDERWRITING AGENCY OPERATIONS

Provides Underwriting Management on behalf of Affiliated and Non-Affiliated Insurance Companies
Control of Premium Distribution
No Capital Required
High Margin, Non-Risk Bearing Revenue

MANAGEMENT FEES ($ in millions) 2000 $96 2001 $62 $77 2002 2003 Estimate $85

INTERMEDIARY OPERATIONS Specialty Retail, Wholesale and Reinsurance Brokers No Capital Required High Margin, Non-Risk Bearing Revenue

COMMISSION INCOME ($ in millions) 1999 $58 2001 $43 2003 Estimate $50 2002 $42

FINANCIAL

STRONG BALANCE SHEET

No Net Loss Reserve Development Last 10 Years
Strong Liquidity
Low Risk Investment Portfolio
Assets of $3.7 Billion
Shareholders' Equity more than $880 Million
Debt to Total Capital ratio less than 25%

STRONG GROWTH IN INVESTMENT ASSETS ($ in millions) 1996 $469 1998 $526 $1,168 2002 $711 2000

Taxable Securities - 47%
Investment Grade
Average Maturity: 3.4 years
Duration: 2.9 years

Tax Exempt Securities - 24%
Investment Grade
Average Maturity: 5.7 years
Duration: 4.1 years

Other
4%

December 31, 2002
$1,168 million

Short Term
Investments - 25%

CONSERVATIVE INVESTMENT PORTFOLIO

1999 $31 2000 $40 2001 $40 $38 2002 INVESTMENT INCOME ($ in millions)

STRONG REVENUE GROWTH ($ in millions) $474 2000 $346 1999 $505 2001 $669 2002

CONSISTENT GROWTH IN BOOK VALUE ($ in millions, except per share data) $9.12 $8.94 $10.29 $12.40 $14.14 $458 $440 $531 $763 $882 1999 1998 2000 2001 2002

STRATEGY FOR CONTINUING SUCCESS

COMPETITIVE ADVANTAGES Strong Financials Highly Rated Insurance Companies Market Leader Expertise and Experience as a Specialty Company

CURRENT FOCUS Earnings Growth Acquisitions and Strategic Investments Long Term Planning

RECENT ACQUISITION

HCC Global Financial Products
Underwriting Agency formerly called MAG
Offices in the U.S., Spain and the U.K.
Specializing in D&O and Professional Indemnity
Estimated 2003 GWP - $225 Million

RECENT ACQUISITION St. Paul Espana Insurance Company Based in Madrid, Spain Licensed throughout the European Union Specialty Lines of Business; Surety, D&O and PI Estimated 2003 GWP - $100 Million

RECENT ACQUISITION Dickson Manchester Underwriting Agency based in the U.K. Also has Wholesale Broking Operations Specializing in Professional Indemnity Estimated 2003 GWP - $50 Million

Earnings Growth expected from 20% to 30%
Underwriting Profits more Predictable
Growth in Non-Risk Bearing Revenue for Future Cycle Management
Quarterly Earnings Volatility
GAAP vs Operating Income

EARNINGS GROWTH

ABOUT FORWARD LOOKING STATEMENTS

This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements.

Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved.

Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.